                                      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA
                                 Share Certificate for Service Shares (8-1/2" x 11")
                                 ---------------------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner): NUMBER [of shares]

                           (upper right) SERVICE SHARES

                           (centered
                           below boxes)     A Series of Panorama Series Fund, Inc.

                           A MARYLAND CORPORATION
                           SERIES: OPPENHEIMER INTERNATIONAL GROWTH FUND FUND/VA

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                                                       (box with number)

         (at left)             is the owner of

         (centered)        FULLY PAID SERVICE SHARES OF BENEFICIAL                               INTEREST OF

                                    OPPENHEIMER INTERNATIONAL GROWTH FUND/VA
                  a series of PANORAMA SERIES FUND, INC.  (hereinafter  called the "Fund"),  transferable only on the books of the Fund by the  holder  hereof in  person  or by duly  authorized  attorney,  upon  surrender  of this  certificate  properly endorsed.  This  certificate  and the shares  represented  hereby are issued and shall be held  subject to all of the provisions of the Articles of Incorporation  of the Company to all of which the holder by acceptance  hereof assents.
                  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

         (signature                                      Dated:                         (signature
         at left of seal)                                                               at right of seal)

         /s/ Brian W. Wixted                                                            /s/ Robert G. Zack
         -----------------------                                                -------------------
         TREASURER                                                                      SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal

                                                    with legend
                                    OPPENHEIMER INTERNATIONAL GROWTH FUND FUND/VA
                                                        SEAL
                                                        1981
                                                MARYLAND CORPORATION

(at lower right, printed
 vertically)                                         Countersigned
                                                     OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                                                     Denver (Colo.)      Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                                                     (Cust)                     (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                 (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

--------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

__________________________________________________________  Service  Shares  of the  beneficial  interest  represented  by  the  within
Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________
                                                              --------------------------------
                                            (Both must sign if joint tenancy)

                                            Signature(s) __________________________
                                            guaranteed                 Name of Firm or Bank
                                            by:               _____________________________
                                                              Signature of Officer

(text printed                   NOTICE: The signature(s) to this assignment
vertically to right           must correspond with the name(s) as
of above paragraph)     written upon the right of above face of the certificate
                                     in every particular paragraph) without alteration or
                                     enlargement or any change whatever.

(text printed in              Signatures must be guaranteed by a U.S.
box to left of                commercial bank or trust company, a Federally-chartered savings and loan signature(s)
association, a foreign bank having a U.S. firm of a national securities exchange.

n1a\panorama\org docs\616.IntlGrowthServiceShareCert(2002)